BRANCH SALE (Details Textual) (USD $)	0 Months Ended	9 Months Ended	12 Months Ended
	Apr. 06, 2012	Sep. 30, 2013	Dec. 31, 2012
Purchase Price of Deposits and Selected Assets	$ 1,800,000
Purchase Price of Real Property and Equipment	1,100,000
Purchase Price of Deposit Premium	688,000
Write Off of Core Deposit Intangible on Deposit Premium	131,000
Net Gain Offset of Deposit Premium	557,000
Deposits Assumed	1,100,000	14,600,000	14,600,000
Deposit Liabilities Reclassified as Loans Receivable	338,000
Deposit Liabilities, Accrued Interest	$ 2,000	$ 5,000	$ 5,000
Description on Separate Loan Payment Conditions		There was a separate payment for the loans purchased that was not included in the $1.8 million purchase price	There was a separate payment for the loans purchased that was not included in the $1.8 million purchase price.